EXHIBIT 32
                                  CERTIFICATION

         Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Inter Parfums, Inc., that the Annual Report of Inter Parfums, Inc. on Form 10-K/A for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Inter Parfums, Inc.

Date: April 22, 2005                     By:      /s/ Jean Madar
                                                  --------------
                                                  Jean Madar
                                                  Chief Executive Officer


Date: April 22, 2005                     By:      /s/ Russell Greenberg
                                                  ---------------------
                                                  Russell Greenberg
                                                  Executive Vice President,
                                                  Chief Financial Officer and
                                                  Principal Accounting Officer

         A signed original of this written statement required by Section 906 has been provided to Inter Parfums, Inc. and will be retained by Inter Parfums, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.